Restricted Cash	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Restricted Cash
Restricted Cash
In accordance with the provisions of the regulations of the People’s Republic of China, the Company is required to deposit funds into separate accounts restricted to the funding of future asset retirement obligations in offshore China. As at December 31, 2018, the Company had deposited funds of $128 million which have been classified as non-current (2017 – $97 million). As at December 31, 2017, the Company deposited funds of $192 million, of which $95 million related to the Wenchang field and was classified as current. The Company’s participation in the Wenchang field expired in November 2017, and the amount of the decommissioning and disposal expenses was finalized in January 2018.